UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: January 22, 2008
(Date of earliest event reported): January 22, 2008
Commission File No. 0-10587
FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

One Penn Square
Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 717-291-2411
Former name or former address, if changed since last Report: N/A
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 — Results of Operations and Financial Condition
On January 22, 2008 Fulton Financial Corporation announced its results of operations for the fourth quarter and year ended December 31, 2007. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K. Supplemental financial information included with the earnings release is attached as Exhibit 99.2 to this report.
Item 9.01 Financial Statements And Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated January 22, 2008.
99.2	Supplemental financial information for the quarter and year ended December 31, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2008	FULTON FINANCIAL CORPORATION
	By:	/s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and Chief Financial Officer

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